UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2015

TRI Pointe Group, Inc.

(Exact name of registrant as specified in its charter)

TRI Pointe Homes, Inc.

(Former name or former address, if changed since last report)

Delaware	1-35796	61-1763235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19540 Jamboree Road, Suite 300, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 438-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 7, 2015, TRI Pointe Homes, Inc. a Delaware corporation (“TRI Pointe”), reorganized its corporate structure (the “Reorganization”) whereby TRI Pointe became a direct, wholly-owned subsidiary of TRI Pointe Group, Inc., a Delaware corporation (“Holdings”), pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”) and pursuant to an Agreement and Plan of Merger to Form Holding Company (the “Merger Agreement”), dated as of July 7, 2015, by and among TRI Pointe, Holdings and TPG Merger Inc., a Delaware corporation (“Merger Sub”). Section 251(g) of the DGCL provides for the formation of a holding company without a vote of the stockholders of the constituent corporations.

To effect the Reorganization, TRI Pointe formed Holdings as a wholly-owned subsidiary, which in turn formed Merger Sub as its wholly-owned subsidiary. Pursuant to the Merger Agreement, Merger Sub merged with and into TRI Pointe (the “Merger”) with TRI Pointe being the surviving entity. As a result, the separate corporate existence of Merger Sub ceased and TRI Pointe became a direct, wholly-owned subsidiary of Holdings.

In accordance with the terms of the Merger Agreement:

(i) each share of common stock, par value $0.01 per share, of TRI Pointe (“TRI Pointe Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than any TRI Pointe Common Stock held in treasury) was cancelled and extinguished and converted automatically into the right to receive one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of Holdings (“Holdings Common Stock”), each share having the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions thereof as the shares of TRI Pointe Common Stock being so converted;

(ii) each share of TRI Pointe Common Stock owned by TRI Pointe immediately prior to the Effective Time was automatically cancelled and ceased to exist;

(iii) each share of Holdings Common Stock issued and outstanding held by TRI Pointe immediately prior to the Effective Time was automatically cancelled and ceased to exist; and

(iv) each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time was cancelled and converted automatically into one share of TRI Pointe Common Stock.

In connection with the Reorganization, Holdings (i) became a co-issuer of TRI Pointe’s 4.375% Senior Notes due 2019 (the “2019 Notes”) and TRI Pointe’s 5.875% Senior Notes due 2024 (the “2014 Notes”), and (ii) replaced TRI Pointe as the borrower under TRI Pointe’s existing unsecured revolving credit facility, each as described in Item 2.03, which is hereby incorporated into this Item 1.01.

It is intended that the Merger will qualify as (i) a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) an exchange under Section 351 of the Code, and in each case, the rules and regulations promulgated thereunder.

The business, executive officers and directors of Holdings, and the rights and limitations of the holders of Holdings Common Stock immediately following the Merger are identical to the business, executive officers and directors of TRI Pointe, and the rights and limitations of holders of TRI Pointe Common Stock immediately prior to the Merger.

Holdings will amend the indemnification agreements entered into between the officers and directors and TRI Pointe, to add Holdings as a party to the indemnification agreements in connection with its assumption of the rights and obligations of TRI Pointe under the indemnification agreements. These agreements require Holdings to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to Holdings, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description of the amendment to the indemnification agreements is not complete and is qualified in its entirety by reference to the full text of the form of amendment to the indemnification agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

In connection with the Reorganization, Holdings assumed and agreed to perform all of TRI Pointe’s obligations under the TRI Pointe Homes, Inc. 2013 Long-Term Incentive Plan, the Weyerhaeuser Real Estate Company 2004 Long-Term Incentive Plan and the Weyerhaeuser Real Estate Company 2013 Long-Term Incentive Plan (collectively, the “Equity Plans”) and their related outstanding award agreements. The Equity Plans are attached hereto as Exhibits 10.2 through 10.6. In addition, TRI Pointe and Holdings adopted an Omnibus Amendment to the Equity Plans and related outstanding award agreements in connection with the assumption by Holdings of the Equity Plans and related agreements, which, among other things, provides that references to TRI Pointe and TRI Pointe Common Stock in such Equity Plans and award agreements shall be read to refer to Holdings and Holdings Common Stock, respectively. The foregoing description of the Omnibus Amendment is not complete and is qualified in its entirety by reference to the full text of the Omnibus Amendment attached hereto as Exhibit 10.7 and incorporated herein by reference.

In connection with the Reorganization, on July 7, 2015, Holdings, TRI Pointe and certain of TRI Pointe’s stockholders entered into an amendment (the “Investor Rights Amendment”) to the Investor Rights Agreement, dated as of January 30, 2013, as amended on November 3, 2013 (the “Investor Rights Agreement”), pursuant to which Holdings was added as a party to the Investor Rights Agreement in connection with its assumption of the rights and obligations of TRI Pointe under the Investor Rights Agreement. Similarly, on July 7, 2015, Holdings, TRI Pointe and certain of TRI Pointe’s stockholders entered into and an amendment (the “Registration Rights Amendment”) to the Registration Rights Agreement, dated as of January 30, 2013 (the “Registration Rights Agreement”), pursuant to which Holdings was added as a party to the Registration Rights Agreement in connection with its assumption of the rights and obligations of TRI Pointe under the Registration Rights Agreement. Further, on July 7, 2015, Holdings, TRI Pointe, TRI Pointe Holdings, Inc. (f/k/a Weyerhaeuser Real Estate Company) and Weyerhaeuser Company entered into an amendment (the “Tax Sharing Amendment”) to the Tax Sharing Agreement, dated as of July 7, 2014 (the “Tax Sharing Agreement”), pursuant to which Holdings was added as a party to the Tax Sharing Agreement and the definition of “Parent” in Section 1.01 of the Tax Sharing Agreement was modified to include Holdings.

The foregoing description of the Investor Rights Amendment, the Registration Rights Amendment and the Tax Sharing Amendment is not complete and is qualified in its entirety by reference to the full text of the Investor Rights Amendment, the Registration Rights Amendment and the Tax Sharing Amendment, copies of which are attached hereto as Exhibits 10.8, 10.9 and 10.10 and incorporated herein by reference.

In connection with the Reorganization, effective as of July 7, 2015, Holdings became the successor issuer to TRI Pointe, pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Holdings Common Stock, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

In accordance with Rule 414 under the Securities Act of 1933, as amended, Holdings adopted, as successor registrant, TRI Pointe’s Registration Statement on Form S-3, Registration No. 333-200184 and TRI Pointe’s Registration Statements on Forms S-8, Registration Nos. 333-186403, 333-197461 and 333-200185.

Holdings Common Stock is listed on the New York Stock Exchange and traded under the symbol “TPH,” the same symbol under which TRI Pointe Common Stock traded prior to the Merger. Holdings Common Stock has the same CUSIP number (87265H109) as was applicable to the TRI Pointe Common Stock.

The foregoing description of the Reorganization, the Merger and the related agreements is not complete and is qualified in its entirety by reference to the full text of the actual Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The information related to the Supplemental Indentures and the Amended and Restated Credit Agreement that is required by this item is included in Item 2.03 of this Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 7, 2015, in connection with the Reorganization, Holdings, TRI Pointe and U.S. Bank National Association, as trustee, entered into supplemental indentures (the “Supplemental Indentures”) to the indenture governing the 2019 Notes and the indenture governing the 2024 Notes. Pursuant to the Supplemental Indentures, Holdings became a co-issuer of $450 million aggregate principal amount of TRI Pointe’s 2019 Notes and $450 million aggregate principal amount of TRI Pointe’s 2024 Notes. As of March 31, 2015, approximately $445,727,000 aggregate principal amount of the 2019 Notes was outstanding and approximately $442,155,000 aggregate principal amount of the 2024 Notes was outstanding.

The terms and conditions of the 2019 Notes and the 2024 Notes as described in the Current Report on Form 8-K of TRI Pointe filed on June 19, 2014 are herein incorporated by reference.

The foregoing description of the Supplemental Indentures is not complete and is qualified in its entirety by reference to the full text of the Supplemental Indentures, copies of which are attached hereto as Exhibits 4.2 and 4.3 and incorporated herein by reference.

On July 7, 2015, in connection with the Reorganization, Holdings entered into an Amended and Restated Credit Agreement with U.S. Bank as administrative agent and the lenders party thereto (the “Amended and Restated Credit Agreement”), with respect to TRI Pointe’s $550,000,000 unsecured revolving credit facility (the “Revolver”). Pursuant to the Amended and Restated Credit Agreement, (i) Holdings became the borrower with respect to the Revolver; (ii) Holdings assumed all of TRI Pointe’s obligations as borrower with respect to the loan documents governing the Revolver; and (iii) TRI Pointe became a subsidiary guarantor with respect to the Amended and Restated Credit Agreement, in each case, as of the Effective Time.

The foregoing description of the Amended and Restated Credit Agreement is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Credit Agreement, a copy of which is attached hereto as Exhibit 4.4 and is incorporated herein by reference. A description of the Credit Agreement is contained in TRI Pointe’s Current Report on Form 8-K, dated June 26, 2014, which description is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The first three paragraphs included in the response to Item 2.03 are hereby incorporated into this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 1.01, Holdings assumed and agreed to perform all of TRI Pointe’s obligations under the Equity Plans and their related outstanding award agreements, pursuant to which its principal executive officer, principal financial officer and other named executive officers may participate. The Equity Plans are attached hereto as Exhibits 10.2 through 10.6. In addition, Holdings and TRI Pointe adopted the Omnibus Amendment attached hereto as Exhibit 10.7.

Item 5.03.	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

In connection with the Reorganization, Holdings adopted an amended and restated certificate of incorporation (the “Certificate”) and amended and restated bylaws (the “Bylaws”) that are identical to the pre-Merger certificate of incorporation and bylaws of TRI Pointe, except for certain technical amendments that are permissible under Section 251(g) of the DGCL. Holdings has the same authorized capital stock and the designations, rights, powers and preferences of such capital stock, and the qualifications, limitations and restrictions thereof will be the same as that of TRI Pointe’s capital stock immediately prior to the Merger.

The foregoing description of the Certificate and the Bylaws is not complete and is qualified in its entirety by reference to the full text of the Certificate and Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are herein incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	List of Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger to Form Holding Company, dated as of July 7, 2015, by and among TRI Pointe Homes, Inc., TRI Pointe Group, Inc. and TPG Merger, Inc.

3.1	Amended and Restated Certificate of Incorporation of TRI Pointe Group, Inc.

3.2	Amended and Restated Bylaws of TRI Pointe Group, Inc.

4.1	Specimen Common Stock Certificate of TRI Pointe Group, Inc.

4.2	Third Supplemental Indenture, dated as of July 7, 2015, among TRI Point Group, Inc., TRI Pointe Homes, Inc. and U.S. Bank National Association, as trustee, relating to the 4.375% Senior Notes due 2019.

4.3	Third Supplemental Indenture, dated as of July 7, 2015, among TRI Point Group, Inc., TRI Pointe Homes, Inc. and U.S. Bank National Association, as trustee, relating to the 5.875% Senior Notes due 2024.

4.4	Amended and Restated Credit Agreement, dated as of July 7, 2015, among TRI Point Group, Inc., U.S. Bank National Association and the lenders party thereto.

10.1	Form of Amendment to Indemnification Agreement of TRI Pointe Group, Inc.

10.2	TRI Pointe Homes, Inc. 2013 Long-Term Incentive Plan (filed as Exhibit 3.1 to TRI Pointe’s Registration Statement on Form S-1 (File No. 333-185642) filed Jan. 9, 2013, and incorporated herein by reference).

10.3	Amendment No. l to the TRI Pointe Homes, Inc. 2013 Long-Term Incentive Plan (filed as Exhibit 10.1 to TRI Pointe’s Current Report on Form 8-K filed June 23, 2014, and incorporated herein by reference).

10.4	Amendment No. 2 to the TRI Pointe Homes, Inc. 2013 Long-Term Incentive Plan (filed as Exhibit 10.2 to TRI Pointe’s Current Report on Form 8-K filed June 23, 2014, and incorporated herein by reference).

10.5	Weyerhaeuser Real Estate Company 2004 Long-Term Incentive Plan (filed as Exhibit 99.1 to TRI Pointe’s Registration Statement on Form S-8 filed July 16, 2014, and incorporated herein by reference).

10.6	Weyerhaeuser Real Estate Company 2013 Long-Term Incentive Plan (filed as Exhibit 99.1 to TRI Pointe’s Registration Statement on Form S-8 filed July 16, 2014, and incorporated herein by reference).

10.7	Omnibus Amendment to the TRI Pointe Homes, Inc. 2013 Long-Term Incentive Plan, TRI Pointe Group Short-Term Incentive Plan, Weyerhaeuser Real Estate Company 2004 Long-Term Incentive Plan and the Weyerhaeuser Real Estate Company 2013 Long-Term Incentive Plan and their related stock option, restricted stock unit, cash incentive award agreements and performance share unit agreements, dated as of July 7, 2015.

10.8	Second Amendment to Investor Rights Agreement, dated as of July 7, 2015, among TRI Pointe Group, Inc., TRI Pointe Homes, Inc., VIII/TPC Holdings, L.L.C., BMG Homes, Inc., The Bauer Revocable Trust U/D/T Dated December 31, 2003, Grubbs Family Trust Dated June 22, 2012, The Mitchell Family Trust U/D/T Dated February 8, 2000, Douglas F. Bauer, Thomas J. Mitchell and Michael D. Grubbs.

10.9	First Amendment to Registration Rights Agreement, dated as of July 7, 2015, among TRI Pointe Group, Inc., TRI Pointe Homes, Inc., VIII/TPC Holdings, L.L.C. and certain TRI Pointe Homes, Inc. stockholders.

10.10	First Amendment to Tax Sharing Agreement, dated as of July 7, 2015, among TRI Pointe Group, Inc., TRI Pointe Homes, Inc., TRI Pointe Holdings, Inc. (f/k/a Weyerhaeuser Real Estate Company) and Weyerhaeuser Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI Pointe Homes, Inc.

Date: July 7, 2015	By:	/s/ Bradley W. Blank
	Name:	Bradley W. Blank
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger to Form Holding Company, dated as of July 7, 2015, by and among TRI Pointe Homes, Inc., TRI Pointe Group, Inc. and TPG Merger, Inc.

3.1	Amended and Restated Certificate of Incorporation of TRI Pointe Group, Inc.

3.2	Amended and Restated Bylaws of TRI Pointe Group, Inc.

4.1	Specimen Common Stock Certificate of TRI Pointe Group, Inc.

4.2	Third Supplemental Indenture, dated as of July 7, 2015, among TRI Point Group, Inc., TRI Pointe Homes, Inc. and U.S. Bank National Association, as trustee, relating to the 4.375% Senior Notes due 2019.

4.3	Third Supplemental Indenture, dated as of July 7, 2015, among TRI Point Group, Inc., TRI Pointe Homes, Inc. and U.S. Bank National Association, as trustee, relating to the 5.875% Senior Notes due 2024.

4.4	Amended and Restated Credit Agreement, dated as of July 7, 2015, among TRI Point Group, Inc., U.S. Bank National Association and the lenders party thereto.

10.1	Form of Amendment to Indemnification Agreement of TRI Pointe Group, Inc.

10.2	TRI Pointe Homes, Inc. 2013 Long-Term Incentive Plan (filed as Exhibit 3.1 to TRI Pointe’s Registration Statement on Form S-1 (File No. 333-185642) filed Jan. 9, 2013, and incorporated herein by reference).

10.3	Amendment No. l to the TRI Pointe Homes, Inc. 2013 Long-Term Incentive Plan (filed as Exhibit 10.1 to TRI Pointe’s Current Report on Form 8-K filed June 23, 2014, and incorporated herein by reference).

10.4	Amendment No. 2 to the TRI Pointe Homes, Inc. 2013 Long-Term Incentive Plan (filed as Exhibit 10.2 to TRI Pointe’s Current Report on Form 8-K filed June 23, 2014, and incorporated herein by reference).

10.5	Weyerhaeuser Real Estate Company 2004 Long-Term Incentive Plan (filed as Exhibit 99.1 to TRI Pointe’s Registration Statement on Form S-8 filed July 16, 2014, and incorporated herein by reference).

10.6	Weyerhaeuser Real Estate Company 2013 Long-Term Incentive Plan (filed as Exhibit 99.1 to TRI Pointe’s Registration Statement on Form S-8 filed July 16, 2014, and incorporated herein by reference).

10.7	Omnibus Amendment to the TRI Pointe Homes, Inc. 2013 Long-Term Incentive Plan, TRI Pointe Group Short-Term Incentive Plan, Weyerhaeuser Real Estate Company 2004 Long-Term Incentive Plan and the Weyerhaeuser Real Estate Company 2013 Long-Term Incentive Plan and their related stock option, restricted stock unit, cash incentive award agreements and performance share unit agreements, dated as of July 7, 2015.

10.8	Second Amendment to Investor Rights Agreement, dated as of July 7, 2015, among TRI Pointe Group, Inc., TRI Pointe Homes, Inc., VIII/TPC Holdings, L.L.C., BMG Homes, Inc., The Bauer Revocable Trust U/D/T Dated December 31, 2003, Grubbs Family Trust Dated June 22, 2012, The Mitchell Family Trust U/D/T Dated February 8, 2000, Douglas F. Bauer, Thomas J. Mitchell and Michael D. Grubbs.

10.9	First Amendment to Registration Rights Agreement, dated as of July 7, 2015, among TRI Pointe Group, Inc., TRI Pointe Homes, Inc., VIII/TPC Holdings, L.L.C. and certain TRI Pointe Homes, Inc. stockholders.

10.10	First Amendment to Tax Sharing Agreement, dated as of July 7, 2015, among TRI Pointe Group, Inc., TRI Pointe Homes, Inc., TRI Pointe Holdings, Inc. (f/k/a Weyerhaeuser Real Estate Company) and Weyerhaeuser Company.